UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant  ☒
Filed by party other than the registrant ☐

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☐ Preliminary Proxy Statement	☐ Confidential, for use of the Commission only
(as permitted by Rule 14a-6(e)(2)).
☐ Definitive Proxy Statement

☒ Definitive additional materials.

☐ Soliciting material under Rule 14a-12.

HYDROCARB ENERGY CORP.
(Name of Registrant as Specified in Charter)

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HYDROCARB ENERGY CORP.	CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
for the Annual Meeting of Stockholders

DATE:	September 28, 2015

TIME:	10:00 A.M. local time

LOCATION:	800 Gessner Road, Suite 375, Houston, Texas 77024

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/HECC and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/HECC

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy.  To facilitate timely delivery please make the request, as instructed above, before September 14, 2015.

you may enter your voting instructions at https://www.iproxydirect.com/HECC until 11:59 pm eastern time September 27, 2015.

The purposes of this meeting are as follows:

1.	To elect two directors to the Board of Directors (the “Board”) each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal.

2.	To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock of the Company to 1,000,000,000 shares.

3.	To approve an amendment to the Company’s Articles of Incorporation to authorize 100,000,000 shares of “blank check” preferred stock.

4.	To approve the designation of 10,000 shares of Series A 7% Convertible Voting Preferred Stock.

5.	To approve the designation of 35,000 shares of Series B Convertible Preferred Stock.

6.	Ratification of the Company’s 2015 Stock Incentive Plan.

7.	To ratify the appointment of MaloneBailey, LLP, as the Company’s independent auditors for the fiscal year ending July 31, 2016.

8.	To consider a non-binding advisory vote on compensation of our named executive officers.

9.	To consider a non-binding advisory vote on the frequency of the advisory vote on compensation of our named executive officers.

10.	To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting for a quorum or to approve any of the proposals above.

11.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.

The board of directors has fixed the close of business on August 13, 2015 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock, par value $.001 per share, they held on that date at the meeting or any postponement or adjournment of the meeting.

The Board of Directors recommends that you vote “for all” in proposal 1, “for” proposals 2 through 8 and proposal 10 and “three years” in proposal 9 above.

Please note - This is not a Proxy Card - you cannot vote by returning this card

Hydrocarb Energy Corp. SHAREHOLDER SERVICES 500 Perimeter Park Drive Suite D Morrisville NC 27560	FIRST-CLASS MAIL US POSTAGE PAID CARY NC PERMIT # 869

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT